UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 20, 2026

Hilton Worldwide Holdings Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36243	27-4384691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7930 Jones Branch Drive, Suite 1100, McLean, Virginia 22102
(Address of Principal Executive Offices) (Zip Code)
(703) 883-1000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 20, 2026, Hilton Worldwide Holdings Inc. (the “Company”), acting pursuant to authorization from its Board of Directors, notified the New York Stock Exchange (“NYSE”) of its intention to voluntarily withdraw the principal listing of the Company’s common stock, par value $0.01 per share (the “Common Stock”), from the NYSE and transfer the listing to the Nasdaq Global Select Market of The Nasdaq Stock Market LLC (“Nasdaq”). The Company expects that the listing and trading of the Common Stock on the NYSE will end at market close on November 4, 2026, and that trading will begin on Nasdaq at market open on November 5, 2026.

The Common Stock has been approved for listing on Nasdaq, where it will continue to trade under the stock symbol “HLT.”

Item 7.01 Regulation FD Disclosure.

On October 20, 2026, the Company issued the press release attached hereto as Exhibit 99.1 in connection with the transfer of its listing of the Common Stock from the NYSE to Nasdaq.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K concerning the transfer of the Company’s Common Stock listing from the NYSE to Nasdaq constitute forward-looking statements and are based upon management's expectations and beliefs concerning future events. There can be no assurance that these future events will occur as anticipated. Many factors outside the Company’s control, including risks related to any delays in the timing for implementing the transfer, potential market disruptions with respect to the trading of the Common Stock and potential impacts on the Company’s business or operations as it implements the transfer, could have a material adverse effect on the Company and on the trading price of the Common Stock. Forward-looking statements speak only as of the date they were made, and the Company undertakes no obligation to publicly update them. Additional factors that could cause the Company’s results to differ materially from those described in the forward-looking statements can be found under the section entitled “Part I—Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which is filed with the Securities and Exchange Commission (the “SEC”) and is accessible on the SEC’s website at www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of Hilton Worldwide Holdings Inc., dated October 20, 2026.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON WORLDWIDE HOLDINGS INC.

By:	/s/ Caroline Krass
Name:	Caroline Krass
Title:	Executive Vice President, General Counsel and Secretary

Date: October 20, 2026